Exhibit 99.1

For more information, contact:

Inna Vyadro	William J. Stuart
Director of Investor Relations	Chief Financial Officer
Soapstone Networks	Soapstone Networks
978-715-2300	978-715-2300
ivyadro@soapstonenetworks.com	wstuart@soapstonenetworks.com

Soapstone Networks Reports Fourth Quarter 2008 Results

Announces Cost Reduction Initiatives

Billerica, MA, February 12, 2009 — Soapstone Networks Inc. (NASDAQ: SOAP), today reported results for its fourth quarter and fiscal year ended December 31, 2008.

The Company also announced that it has undertaken an initiative to reduce permanent headcount by approximately 10% and its contractor workforce by approximately 75%, while lowering certain discretionary spending to conserve cash. The Company expects to incur charges for severance and related costs of approximately $0.3 million in the first quarter of fiscal 2009 in connection with this action and anticipates overall cash savings of approximately $5.0 million during 2009 as a result of these reductions when compared to the expense run rate in the fourth quarter of 2008. The actions related to this initiative are expected to be completed in the first quarter of 2009.

“We are taking the critical steps necessary to right size our business in the current economic environment,” said Bill Leighton, Soapstone’s CEO. “While we are disappointed that the PBT market has been delayed, we continue to see strong interest in the overall Carrier Ethernet market, with the PNC deployed in a Tier 1 Carrier’s lab during the fourth quarter.”

Bill Leighton continued, “We are committed to a more focused strategy aimed at making the PNC generally available for other Carrier Ethernet technology markets beyond PBT in 2009 and executing on our existing sales pipeline. Soapstone remains in the unique position of delivering a multi-technology, multi-vendor control plane solution for deployment in Carrier Ethernet networks.”

As previously announced, the Company has exited the manufacture, sale and support of router products, making its last shipments in December 2007 and providing related support only through the end of December 2008. Accordingly, the Company will be disclosing its historical activities associated with its legacy router products and services as discontinued operations, as reflected in the attached Consolidated Statements of Operations which will be the Company’s presentation from this time forward.

In addition and for a final time, the Company has also presented its results on a non-GAAP basis by including activities associated with its legacy business as continuing operations, which is consistent with its historical presentation. These Results of Operations are on a non-GAAP basis and exclude the charges for restructuring, certain stock based compensation and inventory credits.

GAAP loss from continuing operations for the fourth quarter ended December 31, 2008 was $7.1 million, or $(0.48) per share, compared to a GAAP loss from continuing operations of $3.7 million, or $(0.25) per share, in the prior year’s fourth quarter. Including discontinued operations, GAAP net loss for the fourth quarter ended December 31, 2008 was $5.1 million, or $(0.35) per share, compared to a GAAP net income of $29.2 million, or $1.99 per share, in the prior year’s fourth quarter. GAAP net (loss) income in the 2008 and 2007 periods include $0.8 million and $0.6 million, respectively, of certain non-cash equity based charges associated with Financial Accounting Standards Board Statement No. 123R (“SFAS 123R”).

GAAP loss from continuing operations for the twelve months ended December 31, 2008 was $27.3 million, or $(1.84) per share, compared to a GAAP loss from continuing operations of $12.1 million, or $(0.85) per share, in the twelve months ended December 31, 2007. Including discontinued operations, GAAP net loss for the twelve months ended December 31, 2008 was $18.9 million, or $(1.28) per share, compared to a GAAP net income of $62.3 million, or $4.37 per share, in the twelve months ended December 31, 2007. GAAP net loss in the 2008 period includes $3.1 million of certain non-cash equity based charges associated with SFAS 123R. GAAP net income in the 2007 period includes $2.3 million of certain non-cash equity based charges associated with SFAS 123R and $0.3 million of special charges associated with the restructuring in the first quarter of 2006, partially offset by $0.2 million from the utilization of certain inventory previously written off.

Non-GAAP loss from continuing operations (GAAP loss from continuing operations excluding charges for certain stock based compensation) for the fourth quarter ended December 31, 2008 was $6.4 million or $(0.43) per share compared to non-GAAP loss from continuing operations of $3.3 million or $(0.22) per share in the fourth quarter of 2007. Including discontinued

operations, non-GAAP net loss (GAAP net loss or income excluding charges for restructuring, certain stock based compensation and inventory credits, as applicable) for the fourth quarter ended December 31, 2008 was $4.3 million, or $(0.29) per share compared to non-GAAP net income of $29.8 million, or $2.03 per share in the fourth quarter of 2007.

Non-GAAP loss from continuing operations for the twelve months ended December 31, 2008 was $24.3 million, or $(1.64) per share compared to non-GAAP loss from continuing operations of $10.2 million, or $(0.71) per share in the twelve month period ended December 31, 2007. Including discontinued operations, non-GAAP net loss for the twelve months ended December 31, 2008 was $15.8 million, or $(1.07) per share compared to non-GAAP net income of $64.7 million, or $4.54 per share in the twelve month period ended December 31, 2007.

Cash, cash equivalents and marketable securities totaled $89.2 million at December 31, 2008.

Soapstone Networks will discuss these quarterly results as well as future business and financial expectations in an investor conference on February 12, 2009 at 8:30 AM eastern standard time. The conference telephone number is (800) 230-1085. A replay of the conference call will be available after 11:15 AM. Replay information will be available at (800) 475-6701 (USA) access code: 984885. Replay of this call is also available on Soapstone’s Web site, www.soapstonenetworks.com, along with a copy of this release.

Soapstone and PNC (Provider Network Controller) are trademarks of Soapstone Networks Inc.

This release contains information about Soapstone’s future expectations, plans, and prospects, including Soapstone’s expectations for annual revenue, profitability, product introduction, commercial activities and the growth opportunity for Soapstone Networks, that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Statements made with regard to interim results are not necessarily indicative of results that may be expected for future interim periods or for the full year. When used in this press release, the word “will”, “expected” and other similar expressions are intended to identify such forward looking statements. Such risks and uncertainties include, but are not limited to, the early stage of Soapstone Networks, market acceptance of our products, services and enhancements, customer purchasing patterns and commitments, development of the market place, product development and enhancement, intensity of competition of other vendors, technological changes, reliance on technology and distribution partners, and other risks set forth in Soapstone’s filings with the Securities and Exchange Commission. Soapstone does not undertake any duty to update forward-looking statements.

About Soapstone Networks

Soapstone Networks is at the forefront of the movement to Carrier Ethernet by developing resource and service control systems that realize NGN software-provisioned services in the new Carrier Ethernet transport network. Soapstone’s common control framework decouples services from underlying network technologies. The Soapstone solution is designed to dynamically provision precise, SLA-quality services, continuously optimizing utilization of network resources to bring orderly, predictable business-driven behavior to service provider networks. The future of Carrier Ethernet—www.soapstonenetworks.com.

SOAPSTONE NETWORKS INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2008	2007	2008	2007
Revenue	$—	$—	$—	$—
Cost of revenue	—	—	—	—

Gross margin	—	—	—	—

Research and development (1)	4,779	2,382	17,401	7,149
Sales and marketing (1)	1,668	820	6,258	2,117
General and administrative (1)	1,446	1,570	6,615	6,584

Total operating expenses	7,893	4,772	30,274	15,850

	(7,893)	(4,772)	(30,274)	(15,850)
Interest income	465	1,045	2,665	3,771
Benefit from income tax	304	—	304	—

Loss from continuing operations	(7,124)	(3,727)	(27,305)	(12,079)

Income from discontinued operations, net of tax (1)(2)(3)	2,002	32,932	8,370	74,356

Net (loss) income	$(5,122)	$29,205	$(18,935)	$62,277

Weighted average common shares used in computing diluted net (loss) income per share	14,851,755	14,714,772	14,827,800	14,247,480

Loss per diluted share from continuing operations	$(0.48)	$(0.25)	$(1.84)	$(0.85)
Income per diluted share from discontinued operations	$0.13	$2.24	$0.56	$5.22
Net (loss) income per diluted share	$(0.35)	$1.99	$(1.28)	$4.37
(1) Includes certain non-cash, stock-based compensation, as follows:
Research and development	$361	$209	$1,330	$817
Sales and marketing	186	89	686	290
General and administrative	210	173	977	811
Discontinued operations	17	108	127	405

(2) Includes inventory charge and (credits), as follows:
Inventory and inventory related charge	$—	$—	$—	$175
Credits from utilization of inventory previously written off in 2006 and 2001	$—	$—	$—	$(218)

(3) Includes restructuring expenses	$—	$—	$—	$100

SOAPSTONE NETWORKS INC.

NON-GAAP CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

(Unaudited)

Note 1

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2008	2007	2008	2007
Revenue	$—	$—	$—	$—
Cost of revenue	—	—	—	—

Gross margin	—	—	—	—

Research and development	4,418	2,173	16,071	6,332
Sales and marketing	1,482	731	5,572	1,827
General and administrative	1,236	1,397	5,638	5,773

Total operating expenses	7,136	4,301	27,281	13,932

	(7,136)	(4,301)	(27,281)	(13,932)
Interest income	465	1,045	2,665	3,771
Benefit from income tax	304	—	304	—

Non-GAAP loss from continuing operations	(6,367)	(3,256)	(24,312)	(10,161)

Non-GAAP income from discontinued operations, net of tax	2,019	33,040	8,497	74,818

Non-GAAP net (loss) income	$(4,348)	$29,784	$(15,815)	$64,657

Weighted average common shares used in computing diluted net (loss) income per share	14,851,755	14,714,772	14,827,800	14,247,480

Loss per diluted share from continuing operations	$(0.43)	$(0.22)	$(1.64)	$(0.71)
Income per diluted share from discontinued operations	$0.14	$2.25	$0.57	$5.25
Net (loss) income per diluted share	$(0.29)	$2.03	$(1.07)	$4.54

Note 1 – The above non-GAAP consolidated statements of operations for the three and twelve months ended December 31st, 2008 and 2007 are not presented in accordance with generally accepted accounting principles (GAAP) and are presented for informational purposes only. These statements exclude the impact of restructuring expenses, non-cash charges related certain stock based compensation as well as charges and credits related to inventory and related items as presented in the following reconciliation for the applicable periods. The Company believes that this presentation of non-GAAP results provides helpful information to both management and investors in assessing our core operating performance. Such information should not be considered superior to, in isolation from, or as a substitute for results presented in accordance with generally accepted accounting principles.

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2008	2007	2008	2007
Non-GAAP net (loss) income	$(4,348)	$29,784	$(15,815)	$64,657
Continuing operations:
Certain non-cash stock based compensation	(757)	(471)	(2,993)	(1,918)
Discontinued operations:
Certain non-cash stock based compensation	(17)	(108)	(127)	(405)
Restructuring expenses	—	—	—	(100)
Inventory and inventory related charge	—	—	—	(175)
Utilization of inventory previously written-off	—	—	—	218

GAAP net (loss) income	$(5,122)	$29,205	$(18,935)	$62,277

SOAPSTONE NETWORKS INC.

RESULTS OF OPERATIONS ON A NON-GAAP BASIS

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

(Unaudited)

Note 1

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2008	2007	2008	2007
Revenue:
Product (2)	$—	$42,137	$1,201	$114,388
Service	2,221	2,737	9,891	9,912

Total revenue	2,221	44,874	11,092	124,300

Cost of revenue—Product	—	8,029	—	27,505
Cost of revenue—Service	411	264	3,000	1,434

Total cost of revenue	411	8,293	3,000	28,939

Gross margin	1,810	36,581	8,092	95,361

Operating expenses:
Research and development	4,418	5,284	16,071	25,010
Sales and marketing	1,482	820	5,572	2,762
General and administrative	1,236	1,397	5,638	5,773

Total operating expenses	7,136	7,501	27,281	33,545

(Loss) income from operations	(5,326)	29,080	(19,189)	61,816
Interest income, net	465	1,045	2,665	3,771
Other Income	62	163	199	244

Benefit from (Provision for) income tax	451	(504)	510	(1,174)

Non-GAAP net (loss) income	$(4,348)	$29,784	$(15,815)	$64,657

Non-GAAP net (loss) earnings per diluted share	$(0.29)	$2.03	$(1.07)	$4.54

Weighted average common shares used in computing diluted net (loss) income per share	14,851,755	14,714,772	14,827,800	14,247,480

Note 1—The above results of operations on a non-GAAP basis for the three and twelve months ended December 31st, 2008 and 2007 are not presented in accordance with generally accepted accounting principles (GAAP) and are presented for informational purposes only. These results exclude the impact of restructuring expenses, non-cash charges related certain stock based compensation as well as charges and credits related to inventory and related items as presented in the following reconciliation for the applicable periods. In addition, the Company has also presented these results on a non-GAAP basis by including activities associated with its legacy business as continuing operations, which is consistent with its historical presentation. The Company believes that this presentation of non-GAAP results provides helpful information to both management and investors in assessing our core operating performance and in a format consistent with historical presentation. Such information should not be considered superior to, in isolation from, or as a substitute for results presented in accordance with generally accepted accounting principles.

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2008	2007	2008	2007
Non-GAAP net (loss) income	$(4,348)	$29,784	$(15,815)	$64,657
Restructuring expenses	—	—	—	(100)
Certain non-cash stock based compensation	(774)	(579)	(3,120)	(2,323)
Inventory and inventory related charge	—	—	—	(175)
Utilization of inventory previously written-off	—	—	—	218

GAAP net (loss) income	$(5,122)	$29,205	$(18,935)	$62,277

Note 2—Revenue deferral from prior years’ product shipments recorded as product revenue in the three months ended June 30, 2008 upon the termination of certain customer terms and conditions.

SOAPSTONE NETWORKS INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(IN THOUSANDS)

(Unaudited)

	December 31, 2008	December 31, 2007
Assets
Cash, cash equivalents and marketable securities	$89,166	$99,988
Trade accounts receivable, net	—	11,769
Prepaid expenses and other current assets	1,245	790

Total current assets	90,411	112,547

Long-term marketable securities	—	3,000
Property and equipment, net	4,289	3,306
Prepaid rents and other non-current assets	537	—

Total assets	$95,237	$118,853

Liabilities and Stockholders’ Equity
Accounts payable and accrued expenses	$3,059	$9,002
Deferred revenue	—	2,343
Stockholders’ equity	92,178	107,508

Total liabilities and stockholders’ equity	$95,237	$118,853

December 31, 2007 amounts are derived from audited financial statements.

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